SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 11, 1998


                            PARADIGM TECHNOLOGY, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-26124                  770140882-5
 --------------------------     -------------------       --------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)




        694 TASMAN DRIVE, MILPITAS, CA                    95035
   --------------------------------------              -------------
    (Address of principal executive offices)             (Zip Code)



                                 (408) 954-0500
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)



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Item 5.      OTHER EVENTS.
             ------------

             On September 11, 1998, Paradigm Technology, Inc. (the "Company") announced in a press release that its stockholders approved all of the proposals before them, including those proposals relating to the pending merger with IXYS Corporation, at its Annual Meeting of Stockholders which was reconvened on September 10, 1998. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

             (a)    Financial statements of business acquired.

                    Not applicable.

             (b)    Pro forma financial information.

                    Not applicable.

             (c)    Exhibits.

                    99.1    Press Release.


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

                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Dated:  September 11, 1998

                                        PARADIGM TECHNOLOGY, INC.



                                        By ------------------------------------
                                                     Emeka Chukwu
                                              Acting Chief Financial Officer



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


                                  EXHIBIT INDEX
                                  -------------


     EXHIBIT NO.               DESCRIPTION
     -----------               -----------

         99.1            Press Release.



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